                                                                  EXHIBIT 10(d1)

                            [SECOND] AMENDMENT TO THE
                              CAPITOL BANCORP, LTD.
                          EMPLOYEE STOCK OWNERSHIP PLAN

         The Capitol Bancorp, Ltd. Employee Stock Ownership Plan is hereby amended effective January 1, 1997, by replacing Section 2.1(p) with the following:

                  2.1(p) Employer: Capitol Bancorp, Ltd., a bank holding company organized and existing under the laws of the State of Michigan, Portage Commerce Bank, Ann Arbor Commerce Bank, Capitol National Bank, Oakland Commerce Bank, Paragon Bank & Trust (effective Jan. 1, 1995), Grand Haven Bank (effective July 1, 1994), Macomb Community Bank (effective January 1,
                  1997) and Brighton Commerce Bank (effective January 8, 1997), all of which are banks organized and existing under the laws of the State of Michigan, and Mortgage Connection, Inc., a corporation organized and existing under the laws of the State of Michigan, or their respective successor or successors and any other entity whose Board of Directors authorizes participation in this Plan where Capitol Bancorp, Ltd. by its Board of Directors has approved said participation. Each of the individual Employers named herein may be referred to as an Employer Member. For purposes of Section 5.3, Employer also includes all members of a controlled group of corporations (as defined in Code Section 414(b) as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h)) or affiliated service groups (as defined in Code
                  Section 414(m)) of which the Employer is a part, and any other entity required to be aggregated with the Employer pursuant to regulations under Code Section 414(o).

                                                     CAPITOL BANCORP, LTD.


Date:  December 26, 1997                             By:  \s\ Joseph D. Reid
       -----------------                                ----------------------
                                                           Joseph D. Reid
                                                           Chairman and CEO

                             THIRD AMENDMENT TO THE
                              CAPITOL BANCORP, LTD.
                          EMPLOYEE STOCK OWNERSHIP PLAN


         The Capitol Bancorp, Ltd. Employee Stock Ownership Plan is hereby amended effective July 1, 1998 by adding the following participating employers at the end of the list contained in Section 2.1(p):

           Name of                       Type of                 State of                 Date of
           Employer                       Entity                Organization            Participation
---------------------------------   --------------------     --------------------    --------------------
Kent Commerce Bank                     Banking corp.              Michigan              July 1, 1998

Muskegon Commerce Bank                 Banking corp.              Michigan              July 1, 1998


                                                     CAPITOL BANCORP, LTD.


Dated:  December 21, 1998                            By:  \s\ Joseph D. Reid
        -----------------                               --------------------
                                                           Joseph D. Reid
                                                           Chairman and CEO

                                                     KENT COMMERCE BANK


Dated:  December 7, 1998                             By:  \s\ David Veen
        ----------------                                ----------------
                                                           David Veen
                                                           President and CEO

                                                     MUSKEGON COMMERCE BANK


Dated:  December 17, 1998                            By:  \s\ Robert McCarthy
        -----------------                               ---------------------
                                                           Robert McCarthy
                                                           President and CEO